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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8K

                                 CURRENT REPORT


                            Current Report Pursuant
                           to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report: November 15, 1995
Date of earliest event reported: November 1, 1995



                           FIRST AMERICAN CORPORATION
             (Exact name of registrant as specified in its charter)



                                   TENNESSEE
                 (State or other jurisdiction of incorporation)


         0-6198                                                  62-0799975
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


FIRST AMERICAN CENTER, NASHVILLE, TENNESSEE                       37237-0700
 (Address of principal executive offices)                         (Zip Code)






       Registrant's telephone number, including area code (615) 748-2000
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Item 2.          Acquisition or Disposition of Assets

                 As previously reported by Current Report on Form 8-K dated February 23, 1995 First American entered into a definitive merger agreement under which all of the outstanding shares of Heritage Federal Bancshares, Inc. were exchanged for First American common stock. The transaction was consummated effective November 1, 1995. As previously reported by Report by Issuer of Securities Quoted on Nasdaq Inter-Dealer Quotation System on Form 10-C dated November 1, 1995, there were 25,004,926 shares of First American Corporation $5.00 par value common stock outstanding before the consummation of the merger; there were 27,910,274 shares of First American Corporation $5.00 par value common stock outstanding immediately after the consummation of the merger of Heritage Federal Bancshares, Inc. with and into First American Corporation.


Item 7.          Financial Statements, Pro Forma Financial Statements and
                 Exhibits

                 Selected historical and pro forma financial information in respect to this transaction is attached as Exhibit 99.

Exhibit No.               Description

         2. Agreement and Plan of Merger dated February 21, 1995 by and between First American Corporation and Heritage Federal Bancshares, Inc. (previously filed as Exhibit 2 to a Current Report on Form 8-K dated February 23, 1995, and incorporated herein by reference).

         20a. Press Release dated February 21, 1995 (previously filed as Exhibit 20 to a Current Report on Form 8-K dated February 23, and incorporated herein by reference).

         20b. Press Release dated February 22, 1995 (previously filed as Exhibit 20 to a Current Report on Form 8-K dated February 23, and incorporated herein by reference).

         20c.             Press Release dated November 1, 1995.

         99a. First American Corporation unaudited pro forma combined condensed financial data reflecting acquisition by First American Corporation of Heritage Federal Bancshares, Inc. and Charter Federal Savings Bank (previously filed as Exhibit 99 to a Current Report on Form 8-K dated August 15, 1995, and incorporated herein by reference).

         99b. Revised First American Corporation unaudited pro forma combined condensed financial data reflecting acquisition by First American of Heritage Federal Bancshares, Inc. and Charter Federal Savings Bank (previously filed as Exhibit 99(a) to a Current Report on Form 8-K dated October 3, 1995, and incorporated herein by reference).

         99c.             Historical financial data for Heritage Federal
                          Bancshares, Inc.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   FIRST AMERICAN CORPORATION
                                                   --------------------------


                                                   (Registrant)


Date: November 15, 1995                            /s/ Mary Neil Price
                                                   ----------------------------
                                                   Name:  Mary Neil Price
                                                   Title: Senior Vice President
                                                         and Assistant Secretary





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                                 EXHIBIT INDEX


Exhibit No:               Description


         2. Agreement and Plan of Merger dated February 21, 1995 by and between First American Corporation and Heritage Federal Bancshares, Inc. (previously filed as Exhibit 2 to a Current Report on Form 8-K dated February 23, 1995, and incorporated herein by reference).

         20a. Press Release dated February 21, 1995 (previously filed as Exhibit 20 to a Current Report on Form 8-K dated February 23, and incorporated herein by reference).

         20b. Press Release dated February 22, 1995 (previously filed as Exhibit 20 to a Current Report on Form 8-K dated February 23, and incorporated herein by reference).

         20c.             Press Release dated November 1, 1995.

         99a. First American Corporation unaudited pro forma combined condensed financial data reflecting acquisition by First American Corporation of Heritage Federal Bancshares, Inc. And Charter Federal Savings Bank (previously filed as Exhibit 99 to a Current Report on Form 8-K dated August 15, 1995, and incorporated herein by reference).

         99b. Revised First American Corporation unaudited pro forma combined condensed financial data reflecting acquisition by First American of Heritage Federal Bancshares, Inc. and Charter Federal Savings Bank (previously filed as Exhibit 99(a) to a Current Report on Form 8-K dated October 3, 1995, and incorporated herein by reference).

         99c.             Historical financial data for Heritage Federal
                          Bancshares, Inc.






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